As filed with the Securities and Exchange Commission on May 24, 2006.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 24, 2006 (May 18, 2006)

MEDAREX, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 State Road, Princeton, N.J. 08540-1437
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐   Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.
TABLE OF CONTENTS
FOR
CURRENT REPORT ON FORM 8-K

Item 8.01 Other Events	3

Signature	4

Item 8.01               Other Events

Medarex, Inc. has received a letter of informal inquiry from the Securities and Exchange Commission (SEC) requesting documents related to Medarex’s stock option grants and practices. Medarex intends to cooperate fully with the SEC in this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: May 24, 2006	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer